JOINT FILER INFORMATION
                             -----------------------




Name:             City of London Investment Management Company Limited
----


Address:          10 Eastcheap
-------           London EC3M ILX, England


Designated Filer: City of London Investment Group PLC
----------------


Issuer and Ticker Symbol:  The Korea Fund, Inc. ("KF")
------------------------


Statement for
Month/Year:       August 2005
----------


Signature:        City of London Investment Management Company Limited
---------

                  By: /s/ Barry M Olliff
                      -------------------------------
                  Name:  Barry M Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------




Name:             The Emerging World Fund
----


Address:          IFSC House
-------           International Financial Services Centre
                  Dublin 1
                  Ireland


Designated Filer: City of London Investment Group PLC
----------------


Issuer and Ticker Symbol:  The Korea Fund, Inc. ("KF")
------------------------


Statement for
Month/Year:       August 2005
----------


Signature:        City of London Investment Management Company Limited
---------

                  By: /s/ Barry M Olliff
                      -------------------------------
                  Name:  Barry M Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------




Name:             Global Emerging Markets Country Fund
----


Address:          10 Eastcheap
-------           London EC3M ILX, England


Designated Filer: City of London Investment Group PLC
----------------


Issuer and Ticker Symbol:  The Korea Fund, Inc. ("KF")
------------------------


Statement for
Month/Year:       August 2005
----------


Signature:        City of London Investment Management Company Limited
---------

                  By: /s/ Barry M Olliff
                      -------------------------------
                  Name:  Barry M Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------




Name:             Investable Emerging Markets Country Fund
----


Address:          10 Eastcheap
-------           London EC3M ILX, England


Designated Filer: City of London Investment Group PLC
----------------


Issuer and Ticker Symbol:  The Korea Fund, Inc. ("KF")
------------------------


Statement for
Month/Year:       August 2005
----------


Signature:        City of London Investment Management Company Limited
---------

                  By: /s/ Barry M Olliff
                      -------------------------------
                  Name:  Barry M Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------




Name:             Emerging Markets Free Country Fund
----


Address:          10 Eastcheap
-------           London EC3M ILX, England


Designated Filer: City of London Investment Group PLC
----------------


Issuer and Ticker Symbol:  The Korea Fund, Inc. ("KF")
------------------------


Statement for
Month/Year:       August 2005
----------


Signature:        City of London Investment Management Company Limited
---------

                  By: /s/ Barry M Olliff
                      -------------------------------
                  Name:  Barry M Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------




Name:             GFM (Institutional) Emerging Markets Country Fund
----


Address:          20 Queen Street
-------           West Suite 3206
                  Toronto, Ontario, MSH 3R3, Canada


Designated Filer: City of London Investment Group PLC
----------------


Issuer and Ticker Symbol:  The Korea Fund, Inc. ("KF")
------------------------


Statement for
Month/Year:       August 2005
----------


Signature:        City of London Investment Management Company Limited
---------

                  By: /s/ Barry M Olliff
                      -------------------------------
                  Name:  Barry M Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------




Name:             The FOCUS Fund
----


Address:          c/o Northern Trust Company
-------           801 South Canal Street
                  C-1-North
                  Chicago, IL 60607


Designated Filer: City of London Investment Group PLC
----------------


Issuer and Ticker Symbol:  The Korea Fund, Inc. ("KF")
------------------------


Statement for
Month/Year:       August 2005
----------


Signature:        City of London Investment Management Company Limited
---------

                  By: /s/ Barry M Olliff
                      -------------------------------
                  Name:  Barry M. Olliff, Director